SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 5, 2003

FILM ROMAN, INC.

(Exact name of registrant as specified in charter)

Delaware	000-29642	95-4585357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12020 Chandler Blvd., Suite 300

North Hollywood, California 91607

(Address of Principal Executive Offices) (ZIP Code)

(818) 761-2544

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 6. RESIGNATION OF REGISTRANT’S DIRECTORS

Due to other commitments, Mike Medavoy and Daniel Villaneuva, effective as of February 5, 2003, and Steve Tisch, effective as of February 6, 2003, have each resigned as directors of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FILM ROMAN, INC.

By:	/s/ Dixon Q. Dern
Dixon Q. Dern, Secretary and Director

Dated: February 7, 2003

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